--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                                January 31, 1999

Dear Shareholders:

    Over the past twelve months, U.S. Treasury securities have experienced a strong rally, as investors sought a safe haven from global market turmoil and the Federal Reserve continued to cut interest rates. Other segments of the fixed income market have lagged behind Treasuries, but still produced generally positive returns since our last report. We anticipate that the Federal Reserve will remain prepared to combat any signs of a credit crunch through interest rate cuts, and given the unstable economic situation in Brazil, the Fed likely will retain an easing bias.

    Despite previous worries of a second half slowdown in 1998, the U.S. economy continues to expand rapidly, supported by strong consumer spending. This momentum, however, may not continue as briskly into the new year, based on weaker corporate profits and a loosening of the labor markets. Already, major corporations have warned of slower profit growth and announced major layoffs.

    This report contains detailed market and portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed list of the portfolio's holdings. We thank you for your continued investment in the Trust and look forward to serving your investment needs in the future.

Sincerely,

/s/Laurence D. Fink                         /s/Ralph L. Schlosstein
-------------------                         -----------------------
Laurence D. Fink                            Ralph L. Schlosstein
Chairman                                    President

                                                                January 31, 1999

Dear Shareholder:

      We are pleased to present the annual report for The BlackRock Insured Municipal Term Trust Inc. ("the Trust") for the year ended December 31, 1998. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BMT". The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $10 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2010, while providing high current income exempt from regular federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

      The table below summarizes the changes in the Trust's stock price and net asset value over the past year:

--------------------------------------------------------------------------------
                           12/31/98  12/31/97  CHANGE      HIGH         LOW
--------------------------------------------------------------------------------
STOCK PRICE                 $11.50    $11.00    4.55%     $11.875     $10.5625
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)       $11.22    $11.20    0.18%     $11.37      $11.08
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      The first half of the Trust's fiscal year saw Treasury yields decline towards historic lows. These lows were the result of budget surplus projections as well as the Federal Reserve's decision to move from a tightening bias to a neutral interest rate policy. The positive economic momentum throughout the first half of the fiscal year was strengthened by unseasonably warm weather that led to increased consumer spending and job gains, which softened the negative impact on trade from the Asian financial crisis.

      The second half of the Trust's fiscal year witnessed virtually unparalleled market turbulence. Although consumers continued their spending domestically, demand for U.S. goods abroad faltered, as the strong dollar and overseas weakness, especially in Asia, drove prices for U.S. goods higher relative to foreign goods.

      Toward year-end, U.S. GDP growth rebounded; however, the instability in global financial markets began to rattle investor confidence. The devaluation of the Russian ruble and the fear of a possible devaluation of the Brazilian currency caused a flight-to-quality to U.S. Treasuries. Corporate yield spreads to Treasuries widened dramatically as a result of the sell-off. In addition, the global financial markets witnessed a credit crunch which affected even higher-grade securities. This dramatic shift of investor sentiment culminated in the near collapse of a prominent hedge fund.

      The Treasury market rally pushed Treasury yields to historic levels below the 5% barrier. In response to the financial fragility in the third quarter of 1998, the Fed eased interest rates on September 29, 1998 by 25bps and again on October 15, in an unusual between-meetings move. On November 17, the Fed eased interest rates again by 25bps.

      These rate cuts seem to have had their desired effect as the US economy--which finished the year with a 3.5% growth rate. Growth in 1999, however, may decrease significantly and further easing of interest rates by the Federal Reserve is possible as the Western economies will need to provide support for the global economy. With economic growth and labor markets expected to soften during the first half of 1999, we expect inflation to remain under control.

      Rapidly declining Treasury yields and significant supply of new municipal issues were responsible for the underperformance of municipals versus treasuries in 1998. However, on a historical basis, municipals remain attractive, particularly those with longer maturities. Also, retail investors, who have been focused on the equity markets have begun to migrate back to the municipal market. These factors may enable municipals to outperform Treasuries in the coming year.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure across various sectors, issuers, revenue sources and types of bonds. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons. Portfolio trading activity was very low during 1998, as a majority of the bonds in the portfolio are trading at prices which, if sold, would result in a taxable capital gain. Additionally, as these bonds were purchased in higher interest rate environments. If they were sold, the Trust would be forced to reinvest the proceeds in lower yielding securities. These factors led us to decide that the most prudent investment strategy for 1998 was to maintain the current portfolio structure.

      The Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. The Trust has experienced favorable short-term municipal rates over the past year, providing for profitable leverage.

      The following chart compares the Trust's current and December 31, 1997 asset composition:

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
--------------------------------------------------------------------------------
SECTOR                                   DECEMBER 31, 1998     DECEMBER 31, 1997
--------------------------------------------------------------------------------
City, County and State                           26%                  28%
--------------------------------------------------------------------------------
Hospital                                         17%                  17%
--------------------------------------------------------------------------------
Water & Sewer                                    15%                  15%
--------------------------------------------------------------------------------
Utility/Power                                    11%                  11%
--------------------------------------------------------------------------------
Tax Revenue                                       8%                   8%
--------------------------------------------------------------------------------
Education                                         7%                   5%
--------------------------------------------------------------------------------
Lease Revenue                                     6%                   6%
--------------------------------------------------------------------------------
Miscellaneous Revenue                             4%                   4%
--------------------------------------------------------------------------------
Housing                                           3%                   3%
--------------------------------------------------------------------------------
Transportation                                    3%                   3%
--------------------------------------------------------------------------------

      We appreciate your continued confidence and look forward to managing The BlackRock Insured Municipal Term Trust Inc. in the coming years to realize its investment objectives. Please feel free to contact the mutual fund specialists at BlackRock's marketing center at (800) 227-7BFM (7236) if you have any questions that weren't answered in this report.

Additionally, you can reach us via e-mail at CLOSEDEND_FUNDS@BLACKROCK.COM.

Sincerely,

/s/Robert S. Kapito                      /s/Kevin Klingert
-------------------                      -----------------
Robert S. Kapito                         Kevin Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.     BlackRock Financial Management, Inc.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                    BMT
--------------------------------------------------------------------------------
Initial Offering Date:                                         February 20, 1992
--------------------------------------------------------------------------------
Closing Stock Price as of 12/31/98:                                 $11.50
--------------------------------------------------------------------------------
Net Asset Value as of 12/31/98:                                     $11.22
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 12/31/98 ($11.50)1:                5.43%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share2:                     $ 0.05208
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share2:                  $ 0.62496
--------------------------------------------------------------------------------


----------
1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2  Dividend is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

--------------------------------------------------------------------------------

           PRINCIPAL                                                                       OPTION CALL
   RATING*  AMOUNT                                                                          PROVISIONS++      VALUE
(UNAUDITED)  (000)               DESCRIPTION                                                (UNAUDITED)      (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS--142.3%
                     ALABAMA--1.1%
   AAA     $ 3,000   Mobile Cnty., G.O., 6.70%, 2/01/00+, MBIA .........................          N/A      $ 3,162,510
                                                                                                            ----------

                     ARIZONA--1.6%
   AAA       4,180   University of Arizona Med. Ctr. Hosp. Rev.,
                        6.25%, 7/01/10, MBIA ...........................................    7/02 at 102      4,523,220
                                                                                                            ----------

                     CALIFORNIA--10.3%
                     California St., G.0., FGIC,
   AAA       4,355      6.80%, 11/01/04+ ...............................................          N/A        5,088,556
   AAA         145      6.80%, 11/01/10 ................................................   11/04 at 102        168,416
   AAA       3,400   California St. Pub. Wks., 6.60%, 12/01/02+, AMBAC .................          N/A        3,820,682
   AAA       6,100   Contra Costa Trans. Auth., 6.50%, 3/01/09, FGIC ...................   No Opt. Call      6,543,409
   AAA       3,500   Eastern Mun. Wtr. Dist., 6.50%, 7/01/09, FGIC .....................    7/01 at 101      3,751,440
   AAA       3,065   Los Angeles Cnty. Leasing Corp., 6.05%, 12/01/10, AMBAC ...........   No Opt. Call      3,562,879
   AAA       3,000   San Francisco Bay Area Rapid Trans., 6.75%, 7/01/00+, AMBAC .......          N/A        3,206,040
   AAA       3,500   Sonoma Cnty. Correct. Fac., C.O.P., 6.10%, 11/15/12, AMBAC ........   11/02 at 102      3,836,105
                                                                                                            ----------
                                                                                                            29,977,527
                                                                                                            ----------

                     DISTRICT OF COLUMBIA--1.3%
   AAA       3,500   District of Columbia, G.O., Ser. A, 6.875%, 6/01/00+, MBIA ........          N/A        3,729,355
                                                                                                            ----------

                     FLORIDA--9.1%
   AAA      10,750   Broward Cnty. Sch. Bd., 6.50%, 7/01/02+, AMBAC ....................          N/A       11,915,192
   AAA      12,195   Jacksonville Excise Tax Rev., 6.50%, 10/01/10, AMBAC ..............   10/02 at 102     13,488,646
   AAA       1,000   Volusia Cnty. Edl. Fac., 6.50%, 10/15/10, CONNIE LEE ..............   10/02 at 102      1,105,050
                                                                                                            ----------
                                                                                                            26,508,888
                                                                                                            ----------

                     GEORGIA--2.6%
   AAA       5,000   Henry Cnty. Hosp. Auth. Rev., 6.375%, 7/01/09, FGIC ...............    7/02 at 102      5,440,850
   AAA       2,000   Macon-Bibb Cnty. Hosp. Auth. Rev., Georgia Med. Ctr.,
                        6.75%, 8/01/99+, FGIC ..........................................          N/A        2,081,300
                                                                                                            ----------
                                                                                                             7,522,150
                                                                                                            ----------

                     ILLINOIS--13.1%
   AAA       2,665   Chicago, Res. Mtg. Rev., Zero Coupon, 10/01/09, MBIA ..............   No Opt. Call      1,266,621
                     Cook Cnty., G.O., MBIA,
   AAA       7,000      6.50%, 11/15/02+ ...............................................          N/A        7,798,350
   AAA       4,500      7.00%, 11/01/00+ ...............................................          N/A        4,865,310
   AAA       5,000   Cook Cnty., Community Schs., 6.50%, 1/01/02+, FGIC ................          N/A        5,380,600
   AAA       5,000   ILLINOIS EDL. FAC. AUTH. REV., 5.70%, 7/01/03+, FGIC ..............          N/A        5,340,200
                     Illinois Hlth. Fac. Auth. Rev., FGIC,
   AAA       3,000      Ser. A, 6.75%, 1/01/10 .........................................    1/00 at 102      3,133,680
   AAA       1,750      Ser. C, 6.75%, 1/01/00+ ........................................          N/A        1,827,980
   AAA       7,980   Kendell Kane & Will Cnty. Sch. Dist., 6.25%, 9/01/11, FGIC ........    9/01 at 100      8,388,177
                                                                                                            ----------
                                                                                                            38,000,918
                                                                                                            ----------

                     INDIANA--3.0%
   AAA       1,340   Columbus Sch. Bd., 6.625%, Ser. A, 7/01/11, AMBAC .................    7/02 at 102      1,467,997
   AAA       3,750   Indiana St. Edl. Fac. Auth. Rev., Ser. A, 6.60%, 1/01/11, MBIA ....    1/02 at 102      4,056,412
   AAA       3,000   Monroe Cnty. Hosp. Auth. Rev., Bloomington Hosp.,
                        6.65%, 5/01/02+, MBIA ..........................................          N/A        3,295,470
                                                                                                            ----------
                                                                                                             8,819,879
                                                                                                            ----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

           PRINCIPAL                                                                       OPTION CALL
   RATING*  AMOUNT                                                                          PROVISIONS++      VALUE
(UNAUDITED)  (000)               DESCRIPTION                                                (UNAUDITED)      (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
                     LOUISIANA--6.6%
   AAA     $14,385   Louisiana St., G.O., Ser. A, 6.50%, 5/01/02+, AMBAC ...............          N/A     $ 15,838,460
   AAA       2,905   New Orleans Pub. Impt., G.O., 6.60%, 9/01/02+, FGIC ...............          N/A        3,184,984
                                                                                                            ----------
                                                                                                            19,023,444
                                                                                                            ----------

                     MASSACHUSETTS--16.1%
   AAA       2,100   Boston, G.O., Ser. A, 6.50%, 7/01/12, AMBAC .......................    7/02 at 102      2,295,741
                     Massachusetts St. Hlth. &Edl. Fac. Auth. Rev.,
   AAA       2,000      Ser. C, 6.50%, 7/01/10, FGIC ...................................    7/02 at 102      2,178,240
   AAA       5,000      Ser. D, 6.50%, 7/01/10, MBIA ...................................    7/02 at 102      5,445,600
   AAA       3,250      Ser. C, 7.25%, 7/01/00+, MBIA ..................................         N/A         3,491,637
                     Massachusetts St. Hsg. Fin. Agcy., FNMA,
   AAA       5,000      Ser. H, 6.75%, 11/15/12 ........................................   11/03 at 102      5,416,450
   AAA       5,500      Residential Dev., Ser. A, 6.875%, 11/15/11 .....................    5/02 at 102      5,995,440
   AAA         600      Residential Dev., Ser. C, 6.875%, 11/15/11 .....................    5/02 at 102        654,048
                     Massachusetts St., G.O.,
   AAA       2,350      Ser. D, 6.00%, 7/01/01+, MBIA ..................................          N/A        2,482,072
   AAA       7,865      Ser. C, 6.70%, 11/01/04+, FGIC .................................          N/A        9,063,941
   AAA         780      Ser. C, 6.75%, 8/01/01+, AMBAC .................................          N/A          853,991
   AAA         440      Ser. C, 6.75%, 8/01/09, AMBAC ..................................    8/01 at 102        475,737
   AAA       7,630   Massachusetts St. Wtr. Res., Ser. B, 6.25%, 11/01/10, MBIA ........   11/02 at 102      8,289,385
                                                                                                            ----------
                                                                                                            46,642,282
                                                                                                            ----------

                     MICHIGAN--3.9%
   AAA       2,375   Chippewa Valley, Sch. Bldg. & Site Rev., 6.375%, 5/01/01+, FGIC ...          N/A        2,550,299
                     Michigan Mun. Bd. Auth. Rev.,
   AAA         900      Ser. A, 6.50%, 11/01/12, MBIA ..................................   11/02 at 102        992,349
   AAA       2,040      6.45%, 11/01/07, AMBAC .........................................   11/04 at 102      2,301,875
   AAA       2,050      6.65%, 11/01/09, AMBAC .........................................   11/04 at 102      2,334,109
   AAA       3,000   Western Township Util. Auth. Swr. Dist. Sys. Rev.,
                        6.50%, 1/01/10, FSA ............................................    1/02 at 100      3,188,280
                                                                                                            ----------
                                                                                                            11,366,912
                                                                                                            ----------

                     MISSISSIPPI--0.7%
   AAA       1,800   Harrison Cnty. Waste Wtr. Mgmt., 6.75%, 2/01/11, FGIC .............    2/01 at 102      1,927,494
                                                                                                            ----------

                     NEVADA--7.0%
   AAA       4,000   Clark Cnty., G.O., 6.50%, 6/01/02+, AMBAC .........................          N/A        4,425,440
   AAA       5,215   Clark Cnty. Arpt., 6.25%, 6/01/01+, FGIC ..........................          N/A        5,523,989
                     Clark Cnty. Sch. Dist.,
   AAA       4,185      6.75%, 12/15/04+, FGIC .........................................          N/A        4,845,267
   AAA       5,175      7.00%, 6/01/01+, MBIA ..........................................          N/A        5,617,566
                                                                                                            ----------
                                                                                                            20,412,262
                                                                                                            ----------

                     NEW JERSEY--0.8%
   AAA       2,000   Hudson Cnty. Correct. Fac., C.O.P., 6.50%, 12/01/11, MBIA .........  6/02 at 101.5      2,177,700
                                                                                                            ----------

                     NEW YORK--11.1%
   AAA       4,500   New York City, G.O., Ser. B, 6.95%, 8/15/04+, MBIA ................          N/A        5,209,065
                     New York St. Env. Fac. Corp. P.C.R.,
   AAA       6,155      6.70%, 5/15/09 .................................................   11/04 at 102      7,083,851
   AAA       4,965      6.80%, 5/15/10 .................................................   11/04 at 102      5,723,007
                     New York St. Medicare Fac., AMBAC,
   AAA       9,715      6.60%, 2/15/05+ ................................................          N/A       11,195,275
   AAA       2,695      6.625%, 2/15/05+ ...............................................          N/A        3,109,248
                                                                                                            ----------
                                                                                                            32,320,446
                                                                                                            ----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

           PRINCIPAL                                                                       OPTION CALL
   RATING*  AMOUNT                                                                          PROVISIONS++      VALUE
(UNAUDITED)  (000)               DESCRIPTION                                                (UNAUDITED)      (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
                     OHIO--6.0%
                     Cleveland Wtrwks. Rev., First Mtg., Ser. F, AMBAC,
   AAA     $ 6,495      6.50%, 1/01/11 .................................................    1/02 at 102    $ 7,121,053
   AAA       5,505      6.50%, 1/01/02+ ................................................          N/A        6,035,627
   AAA       3,900   Lucas Cnty. Hosp. Impt. Rev., St. Vincent Med. Ctr.,
                        6.50%, 8/15/02+, MBIA ..........................................          N/A        4,276,779
                                                                                                            ----------
                                                                                                            17,433,459
                                                                                                            ----------

                     OKLAHOMA--2.1%
   AAA       5,725   Oklahoma City Wtr. Util. Tr., Wtr. & Sewer Rev., Ser. B,
                        6.375%, 7/01/12, MBIA ..........................................    7/02 at 100      6,155,577
                                                                                                            ----------

                     PENNSYLVANIA--6.1%
   AAA       5,000   Dauphin Cnty. Gen. Auth. Rev., 6.25%, 7/01/08, MBIA ...............    7/02 at 102      5,410,550
   AAA       2,100   Philadelphia Wtr. &Waste Rev., Ser. A, 5.625%, 6/15/08, AMBAC .....   No Opt. Call      2,323,398
   AAA       6,005   Pittsburgh, G.O., Ser. D, 6.00%, 9/01/02+, AMBAC ..................          N/A        6,566,768
   AAA       3,000   Pittsburgh Wtr. & Swr., 6.75%, 9/01/01+, FGIC .....................          N/A        3,287,430
                                                                                                            ----------
                                                                                                            17,588,146
                                                                                                            ----------

                     RHODE ISLAND--4.5%
   AAA       2,390   RHODE ISLAND CLEAN WTR. PROTN. FIN. AGCY., P.C.R., REVOLVING FD.
                        Pooled Ln., Issue A, 6.70%, 10/01/10, MBIA .....................   10/02 at 102      2,641,476
   AAA      10,000   Rhode Island St. Pub. Bldgs. Auth., St. Pub. Proj. Rev., Ser. A,
                        6.75%, 2/01/00+, AMBAC .........................................          N/A       10,547,000
                                                                                                            ----------
                                                                                                            13,188,476
                                                                                                            ----------

                     SOUTH CAROLINA--8.5%
                     Piedmont Mun. Pwr. Agcy. Elec. Rev.,
   AAA      14,925      6.30%, 1/01/11, MBIA ...........................................    1/03 at 102     16,305,712
   AAA       7,900      6.50%, 1/01/11, FGIC ...........................................    1/01 at 102      8,400,702
                                                                                                            ----------
                                                                                                            24,706,414
                                                                                                            ----------

                     TEXAS--15.7%
                     Austin Util. Sys. Rev. Comb., Ser A., FGIC,
   AAA       7,475      6.00%, 5/15/00+ ................................................          N/A        7,735,504
   AAA       1,055      6.00%, 5/15/10 .................................................    5/00 at 100      1,081,438
   AAA       1,580   Dallas Cnty. Road Imp., G.O., 5.625%, 8/15/10 .....................    8/01 at 100      1,639,756
   AAA       2,500   Dallas Ft. Worth Regl. Arpt. Rev., Ser. A, 7.375%, 11/01/10, FGIC .    5/04 at 102      2,914,225
   AAA       8,000   El Paso Impt. Auth. Rev., G.O., Ser. A, 6.375%, 8/15/10, FGIC .....   No Opt. Call      8,584,880
                     Harris Cnty., Toll Road, FGIC,
   AAA       2,585      Ser. B, Zero Coupon, 8/15/08 ...................................   No Opt. Call      1,712,795
   AAA       6,310      Sr. Lien, Ser. A, 6.50%, 8/15/02+ ..............................          N/A        7,000,566
   AAA       4,775      Sr. Lien, Ser. A, 6.50%, 8/15/11 ...............................    8/02 at 102      5,216,067
   AAA      10,440   Houston Wtr. & Swr. Sys., Ser. C, Zero Coupon, 12/01/10, AMBAC ....   No Opt. Call      6,112,515
   AAA       1,840   North Texas Mun. Wtr. Dist., 6.50%, 6/01/09, MBIA .................    6/03 at 100      2,011,525
   AAA       1,500   Texas Mun. Pwr. Agcy., Ser. A, 6.75%, 9/01/12, AMBAC ..............    9/01 at 102      1,624,200
                                                                                                            ----------
                                                                                                            45,633,471
                                                                                                            ----------

                     UTAH--1.2%
   AAA       1,450   Salt Lake City Mun. Bldg. Lease, 6.15%, 10/01/10, MBIA ............   10/04 at 101      1,588,315
   AAA       3,175   Salt Lake City Wtr. Conservancy, Zero Coupon, 10/01/10, AMBAC .....   No Opt. Call      1,883,696
                                                                                                            ----------
                                                                                                             3,472,011
                                                                                                            ----------

                     VIRGINIA--3.5%
                     Peninsula Port. Auth., Riverside Hlth. Sys., MBIA,
   AAA       6,000      Proj. A, 6.625%, 7/01/10 .......................................    7/02 at 102      6,573,120
   AAA       3,380      Proj. B, 6.625%, 7/01/10 .......................................    7/02 at 102      3,702,858
                                                                                                            ----------
                                                                                                            10,275,978
                                                                                                            ----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

           PRINCIPAL                                                                       OPTION CALL
   RATING*  AMOUNT                                                                          PROVISIONS++      VALUE
(UNAUDITED)  (000)               DESCRIPTION                                                (UNAUDITED)      (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
                     WASHINGTON--5.7%
   AAA     $ 4,650   Port of Seattle Rev., 6.60%, 8/01/02+, MBIA .......................          N/A      $ 5,170,195
                     Washington St. Pub. Pwr. Supply Sys. Rev.,
   AAA      12,905      Zero Coupon, 7/01/10, MBIA .....................................   No Opt. Call      7,698,349
   AAA       3,500      Nuclear Proj. No. 2, Ser. A, 7.00%, 7/01/00+, FGIC .............          N/A        3,747,660
                                                                                                           -----------
                                                                                                            16,616,204
                                                                                                           -----------

                     WISCONSIN--0.7%
   AAA       2,000   Wisconsin St. Hlth. & Edl. Facs. Auth. Rev.,
                        Wausau Hosp. Inc., Ser. A,
                        6.625%, 2/15/01+, AMBAC ........................................          N/A        2,156,660
                                                                                                           -----------

                     TOTAL INVESTMENTS--142.3% (cost $372,077,775) .....................                   413,341,383
                     Other assets in excess of liabilities--2.5% .......................                     7,127,873
                     Liquidation value of preferred stock--(44.8)% .....................                  (130,000,000)
                                                                                                           -----------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ................                  $290,469,256
                                                                                                           ===========

----------
*  Rating: Using the higher of Standard & Poor's, Moody's or Fitch's rating.
+  This bond is pre-refunded. See glossary for definition.
++ Option call provisions: date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.

--------------------------------------------------------------------------------
         THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:

     AMBAC -- American Municipal Bond Assurance Corporation
CONNIE LEE -- College Construction Loan Insurance Association
    C.O.P. -- Certificate of Participation
      FGIC -- Financial Guaranty Insurance Company
      FNMA -- Federal National Mortgage Association
       FSA -- Financial Security Assurance, Inc.
      G.O. -- General Obligation Bond
      MBIA -- Municipal Bond Insurance Association
    P.C.R. -- Pollution Control Revenuen
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $372,077,775)
  (Note 1) ...............................  $413,341,383
Interest receivable ......................     7,607,712
Prepaid assets ...........................         9,730
                                            ------------
                                             420,958,825
                                            ------------

LIABILITIES
Due to custodian .........................       140,318
Investment Advisory fee payable (Note 2) .       125,542
Dividends payable--preferred stock .......        45,541
Administration fee payable (Note 2) ......        35,869
Other accrued expenses ...................       142,299
                                            ------------
                                                 489,569
                                            ------------
NET INVESTMENT ASSETS ....................  $420,469,256
                                            ============
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) ...................     $ 258,856
    Paid-in capital in excess of par .....   239,833,688
  Preferred stock (Note 4) ...............   130,000,000
                                            ------------
                                             370,092,544
  Undistributed net investment income ....     9,464,998
  Accumulated net realized loss ..........      (351,894)
  Net unrealized appreciation ............    41,263,608
                                            ------------
  Net investment assets, December 31, 1998  $420,469,256
                                            ============
  Net assets applicable to common
    shareholders .........................  $290,469,256
                                            ============
Net asset value per common share:
  ($290,469,256 / 25,885,639 shares of
  common stock issued and outstanding) ...        $11.22
                                                  ======


--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned ...........   $24,626,712
                                             -----------
Expenses
  Investment advisory ....................     1,474,052
  Administration .........................       421,158
  Auction agent ..........................       325,000
  Custodian ..............................       114,500
  Reports to shareholders ................        72,000
  Directors ..............................        64,500
  Audit ..................................        42,000
  Transfer agent .........................        35,000
  Legal ..................................        10,000
  Miscellaneous ..........................       144,115
                                             -----------
  Total expenses .........................     2,702,325
                                             -----------
Net investment income ....................    21,924,387
                                             -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized gain on investments .........        16,839
Net change in unrealized appreciation on
  investments ............................      (813,183)
                                             -----------
Net loss on investments ..................      (796,344)
                                             -----------

NET INCREASE IN NET INVESTMENT
  ASSETS RESULTING FROM OPERATIONS .......   $21,128,043
                                             ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                            YEAR ENDED DECEMBER 31,
                                                                         ----------------------------
                                                                            1998             1997
                                                                         -----------      -----------
INCREASE IN NET INVESTMENT ASSETS
Operations:
  Net investment income ..............................................  $ 21,924,387     $ 21,724,960
  Net realized gain (loss) on investments ............................        16,839          (45,924)
  Net change in unrealized appreciation on investments ...............      (813,183)       7,582,696
                                                                         -----------      -----------
  Net increase in net investment assets resulting from operations ....    21,128,043       29,261,732
                                                                         -----------      -----------
Dividends:
  To common shareholders from net investment income ..................   (16,177,201)     (16,177,257)
  To preferred shareholders from net investment income ...............    (4,443,277)      (4,592,916)
                                                                         -----------      -----------
 .....................................................................   (20,620,478)     (20,770,173)
                                                                         -----------      -----------
    Total increase ...................................................       507,565        8,491,559
                                                                         -----------      -----------
NET INVESTMENT ASSETS
Beginning of year ....................................................   419,961,691      411,470,132
                                                                         -----------      -----------
End of year ..........................................................  $420,469,256     $419,961,691
                                                                         ===========      ===========

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               YEAR ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------------
                                                        1998            1997            1996            1995            1994
                                                        ----            ----            ----            ----            ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year .........           $11.20          $10.87          $11.02           $9.73          $11.18
                                                  -----------     -----------     -----------     -----------     -----------
  Net investment income ....................             0.85            0.84            0.83            0.84            0.82
  Net realized and unrealized
    gain (loss) on investments .............            (0.03)           0.29           (0.18)           1.27           (1.48)
                                                  -----------     -----------     -----------     -----------     -----------
Net increase (decrease) from investment
  operations ...............................             0.82            1.13            0.65            2.11           (0.66)
                                                  -----------     -----------     -----------     -----------     -----------
Dividends from net investment income to:
  Preferred shareholders ...................            (0.18)          (0.18)          (0.18)          (0.20)          (0.14)
  Common shareholders ......................            (0.62)          (0.62)          (0.62)          (0.62)          (0.62)
Distributions from net realized gain
    on investments to:
  Preferred shareholders ...................            --              --              --              --              (0.01)
  Common shareholders ......................            --              --              --              --              (0.02)
                                                  -----------     -----------     -----------     -----------     -----------
Total dividends and distributions ..........            (0.80)          (0.80)          (0.80)          (0.82)          (0.79)
                                                  -----------     -----------     -----------     -----------     -----------
Net asset value, end of year* ..............           $11.22          $11.20          $10.87          $11.02           $9.73
                                                  ===========     ===========     ===========     ===========     ===========
Market value, end of year* .................           $11.50          $11.00          $10.13          $10.00           $8.50
                                                  ===========     ===========     ===========     ===========     ===========
TOTAL INVESTMENT RETURN+ ...................            10.53%          15.22%           7.59%          25.31%         (13.38%)
                                                  ===========     ===========     ===========     ===========     ===========
RATIOSTOAVERAGENETASSETS OF
  COMMON SHAREHOLDERS:++
Expenses ...................................             0.93%           0.94%           0.97%           0.96%           1.04%
Net investment income before preferred
  stock dividends ..........................             7.56%           7.66%           7.66%           7.97%           7.99%
Preferred stock dividends ..................             1.53%           1.62%           1.61%           1.87%           1.44%
Net investment income available to
  common shareholders ......................             6.03%           6.04%           6.05%           6.10%           6.55%

SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (in thousands) ...........................         $290,004        $283,531        $281,521        $272,868        $265,851
Portfolio turnover .........................                0%              1%              1%              1%             31%
Net assets of common shareholders,
  end of year (in thousands) ...............         $290,469        $289,962        $281,470        $285,226        $251,856
Preferred stock outstanding (in thousands) .         $130,000        $130,000        $130,000        $130,000        $130,000
Asset coverage per share of preferred stock,
  end of year# .............................          $80,859         $80,762         $79,129         $79,851        $146,868

----------
* Net asset value and market value are published in THE WALL STREET JOURNAL each Monday. # A stock split occurred on July 24, 1995 (Note 4).
+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions.
++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares, and preferred stock dividends, relative to the average net assets of common shareholders.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Insured Municipal Term Trust Inc. (the "Trust"), was organized in Maryland on December 23, 1991 as a diversified, closed-end management investment company. The Trust's investment objective is to manage a diversified portfolio of high quality securities that will return $10 per share to investors on or about December 31, 2010 while providing current income exempt from regular federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific state, industry or region. No assurance can be given that the Trust's investment objective will be achieved. The following is a summary of significant accounting policies followed by the Trust:

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discount or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: For federal income tax purposes, the Trust is treated as a separate taxpaying entity. It is the intent of the Trust to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Mitchell Hutchins Asset Management Inc. (the "Administrator"), which is a wholly-owned subsidiary of PaineWebber Incorporated.

   The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3.  PORTFOLIO  SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1998 aggregated $1,611,045 and $1,627,995, respectively.

   The federal income tax basis of the Trust's investments at December 31, 1998 was substantially the same as the basis for financial reporting, and accordingly, gross and net unrealized appreciation for federal income tax purposes was $41,263,608.

   For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1998 of $351,951 of which $306,027 will expire in 2003 and $45,924 will expire in 2005. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the 25,885,639 common shares outstanding at December 31, 1998, the Adviser owned 10,583 shares. As of December 31, 1998, there were 5,200 preferred shares outstanding as follows: 2,600 shares of Series M7 and M28, respectively.

   The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On April 27, 1992, the Trust reclassified 2,600 shares of common stock and issued two series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series M7--1,300 shares and Series M28--1,300 shares. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends. On May 16, 1995, shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

   Dividends on Series M7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series M28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.40% to 5.025% for the year ended December 31, 1998.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS

Subsequent to December 31, 1998, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.05208 per common share payable January 29, 1999 to shareholders of record on January 15, 1999.

   For the period January 1, 1999 through January 31, 1999, dividends declared on preferred shares totalled $300,820 in aggregate for the two outstanding preferred share series.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock  Insured Municipal Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities including the portfolio of investments, of The BlackRock Insured Municipal Term Trust Inc., as of December 31, 1998, and the related statements of operations, and of changes in net investment assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Insured Municipal Term Trust Inc. as of December 31, 1998, the results of its operations, the changes in its net investment assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
------------------------
Deloitte & Touche LLP

New York, New York
February 12, 1999

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

      We are required by the Internal Revenue Code to advise you within 60 days of the Trust's fiscal year end (December 31, 1998) as to the federally tax-exempt interest dividends received by you during such fiscal year. Accordingly, we are advising you that all dividends paid by the Trust during the fiscal year were federally tax-exempt interest dividends.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant  to  the  Trust's  Dividend   Reinvestment   Plan  (the  "Plan"),
shareholders will have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan unless an election is made to receive such amounts in cash. The Plan Agent will affect purchases of shares under the Plan in the open market. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. The Plan may be terminated by the Plan Agent or the Trust upon at least 30 days written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      YEAR 2000 READINESS DISCLOSURE. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

      The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it intends to communicate with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date, however, the Adviser has not received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

      The  Trust is  designating  this  disclosure  as its Year  2000  readiness disclosure for all purposes under the Year 2000 Information and Readiness Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Insured Municipal Term Trust's investment objective is to provide current income exempt from regular Federal income tax and to return $10 per share (the initial public offering price per share) to investors on or about December 31, 2010.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $132 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed-income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $24 billion family of open-end and equity bond funds. Current institutional clients number 425, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest at least 80% of its total assets in municipal obligations insured as to the timely payment of both principal and interest. The Trust may invest up to 20% of its total assets in uninsured municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Adviser to be of comparable credit quality (guaranteed, escrowed, or backed in trust).

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2010. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of municipal obligations and retaining a small amount of income each year.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide current income exempt from Federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 35% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 35% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BMT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to alternative minimum tax. The Trust currently holds no AMT securities.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSUREDMUNICIPAL TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:         Investment  vehicle  which  initially  offers  a  fixed
                         number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                When a fund's net asset value is greater than its stock
                         price, the fund is said to be trading at a discount.

DIVIDEND:                Income  generated  by  securities  in a  portfolio  and
                         distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:   Shareholders  may  elect  to  have  all  dividends  and
                         distributions of capital gains automatically reinvested into additional shares of the Trust.

MARKET PRICE:            Price per share of a security  trading in the secondary
                         market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):   Net  asset  value  is the  total  market  value  of all
                         securities and other assets held by the Trust, plus income accrued on its investment, minus any liabilities including accrued expenses, dividend by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on
                         Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PRE-REFUNDED BONDS:      These  securities  are   collateralized   by  the  U.S.
                         Government securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bond in full at the date indicated, typically at a premium to par.

BlackRock

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT                    The BlackRock
Keith T. Anderson, VICE PRESIDENT                  Insured Municipal
Michael C. Huebsch, VICE PRESIDENT                 Term Trust Inc.
Robert S. Kapito, VICE PRESIDENT                   -----------------
Kevin Klingert, VICE PRESIDENT                     Annual Report
Richard M. Shea, VICE PRESIDENT/TAX                December 31, 1998
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy,  MA 02171
(800) 699-1BFM

AUCTION AGENT
Bankers Trust Company
Four Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                   c/o Mitchell Hutchins Asset Management Inc.
                           1285 Avenue of the Americas
                                New York, NY10019
                                 (800) 227-7BFM

                                                                     092474 10 5
                                                                     092474 20 4
                                                                     092474 30 3

Printed on recycled paper


The BlackRock
Insured Municipal
Term Trust Inc.
-----------------
Annual Report
December 31, 1998